                                    [LOGO]

                           COLOR SPOT NURSERIES, INC.

   SERIES A                                                  SERIES A
  CUMULATIVE                                                CUMULATIVE
PREFERRED STOCK                                           PREFERRED STOCK

   NUMBER                                                      SHARES

CSN-

    INCORPORATED UNDER THE                                   SEE REVERSE FOR
LAWS OF THE STATE OF DELAWARE                              CERTAIN DEFINITIONS



                                                             CUSIP 195910 20 3


THIS IS TO CERTIFY THAT










IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A CUMULATIVE
               PREFERRED STOCK, PAR VALUE OF $0.01 PER SHARE

--------------------------COLOR SPOT NURSERIES, INC.---------------------------


                             CERTIFICATE OF STOCK

   The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   This certificate and the shares represented thereby shall be held subject to all of the provisions of the Certificate of Incorporation and the By-laws of said Corporation, a copy of each of which is on file at the office of the Corporation, and made a part hereof as fully as though the provisions of said Certificate of Incorporation and By-laws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents and agrees to be bound.

     Any stockholder may obtain from the principal office of the Corporation, upon request and without charge, a statement or the number of shares constituting each class or series of stock and the designation thereof; and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights and the By-laws.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:


/s/ Karla D. Vukelich                [SEAL]            /s/ Michael F. Vukelich
         SECRETARY                                      CHAIRMAN OF THE BOARD




COUNTERSIGNED AND REGISTERED:




            AMERICAN STOCK TRANSFER & TRUST COMPANY
                    (New York, New York)           TRANSFER AGENT
                                                    AND REGISTRAR
BY

                                                    AUTHORIZED OFFICER

                            COLOR SPOT NURSERIES, INC.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common            UNIF GIFT MIN ACT--                     Custodian
TEN ENT --  as tenants by the entireties                        --------------------            ----------------
JT TEN --   as joint tenants with                                      (Cust)                      (Minor)
            right of survivorship and                           under Uniform Gifts to Minors Act
            not as tenants in common
                                                                ------------------------------------------------
                                                                                     (State)
                                            UNIF TRF MIN ACT--                     Custodian (until age        )
                                                              --------------------                     -------
                                                                      (Cust)

                                                               -------------------- under Uniform Transfers
                                                                      (Minor)
                                                               to Minors Act
                                                                             ----------------------------------
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                hereby sell, assign and transfer unto
                        ---------------


   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                         Shares
------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------------------

                                       SIGNATURE(S) GUARANTEED:

X
---------------------------------


X                                      By
---------------------------------      ----------------------------------------
NOTICE: THE SIGNATURE(S) TO THIS       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
ASSIGNMENT MUST CORRESPOND WITH        AN ELIGIBLE GUARANTOR INSTITUTION,
THE NAME(S) AS WRITTEN UPON THE        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
FACE OF THE CERTIFICATE IN EVERY       ASSOCIATIONS AND CREDIT UNIONS WITH
PARTICULAR, WITHOUT ALTERATION OR      MEMBERSHIP IN AN APPROVED SIGNATURE
ENLARGEMENT OR ANY CHANGE WHATEVER.    GUARANTEE MEDALLION PROGRAM, PURSUANT TO
                                       S.E.C. RULE 17Ad-15.